Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC. –
GOVERNMENT PORTFOLIO AND PRIME PORTFOLIO

The following information supersedes certain information in the portfolios' Prospectuses and Statement of Additional Information.

The Board of Directors of the Credit Suisse Institutional Money Market Fund, Inc. (the "Fund") has concluded that a complete liquidation of the Government Portfolio and Prime Portfolio is in the best interest of the Portfolio and their shareholders. The reason for this is that the Board was informed by Credit Suisse Asset Management, LLC, the Fund's adviser ("Credit Suisse"), that it intends to cease managing U.S. money market funds in the near future. Liquidation of the Portfolios does not require approval of the Portfolios' shareholders. The date of the liquidation has not yet been set but is expected to be in the first quarter of 2009. In light of the decision to liquidate the Portfolios, the Portfolios will be closed to new investors effective December 22, 2008. Only shareholders of a Portfolio as of the close of business on December 19, 2008 can continue to buy shares of that Portfolio. Prospective investors may be required to provide documentation to determine their eligibility to purchase shares. The Portfolios will continue to process redemptions in the ordinary course until the liquidation date. The closing of the Portfolios to new investors can be expected to result in large shareholder redemptions, which could adversely affect the Portfolios' expense ratios in the absence of the expense cap. Currently Credit Suisse is voluntarily waiving fees, but it can cease doing so at any time.

We will keep you apprised of information relating to the planned liquidation of the Portfolios once the liquidation date has been determined. Shareholders should consult their tax advisers concerning their particular tax situations and the impact of redeeming Portfolio shares or receiving a liquidating distribution from the Portfolios.

Dated: December 15, 2008	16-1208 MMGP-PRO-A MMGP-PRO-B MMGP-PRO-C MMPP-PRO-A MMPP-PRO-B MMPP-PRO-C 2008-018